UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	DTE Electric Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2013, DTE Electric Company (“DTE Electric”) entered into a second amended and restated five-year unsecured revolving credit agreement by and among DTE Electric, the lenders party thereto, Barclays Bank PLC (“Barclays”), as Administrative Agent, and Citibank, N.A., JPMorgan Chase Bank, N.A. (“JPMorgan”) and The Royal Bank of Scotland plc (“Royal Bank of Scotland”) as Co-Syndication Agents. DTE Electric’s aggregate availability under the five-year facility is $300,000,000. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support DTE Electric’s commercial paper borrowings. The five-year facility expires in April 2018 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.

Item 1.02. Termination of a Material Definitive Agreement.

Effective April 5, 2013, DTE Electric terminated the Amended and Restated Five-Year Credit Agreement dated as of October 21, 2011, by and among DTE Electric, the lenders party thereto and Barclays as Administrative Agent. DTE Electric terminated these credit facilities because they have been replaced with the new DTE Electric five-year credit facility, dated as of April 5, 2013, as discussed under Item 1.01 above.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed under Item 1.01 above, on April 5, 2013, DTE Electric entered into a second amended and restated five-year credit agreement for borrowings up to approximately $300,000,000. DTE Electric does not have any borrowings under the facility at this time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.01	Form of Second Amended and Restated DTE Electric Company Five-Year Credit Agreement, dated as of October 21, 2011 and amended and restated as of April 5, 2013, by and among DTE Electric Company, the lenders party thereto, Barclays Bank PLC, as Administrative Agent, and Citibank, N.A., JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc as Co-Syndication Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 9, 2013

DTE ENERGY COMPANY (Registrant)

/s/ DANIEL G. BRUDZYNSKI
Daniel G. Brudzynski Vice President

DTE ELECTRIC COMPANY
(Registrant)

/s/ DANIEL G. BRUDZYNSKI
Daniel G. Brudzynski Vice President

EXHIBIT INDEX

Exhibit Number	Description

10.01	Form of Second Amended and Restated DTE Electric Company Five-Year Credit Agreement, dated as of October 21, 2011 and amended and restated as of April 5, 2013, by and among DTE Electric, the lenders party thereto, Barclays Bank PLC, as Administrative Agent, and Citibank, N.A., JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc as Co-Syndication Agents.